Exhibit 10.1

AMENDMENT NO. 8 TO CREDIT AGREEMENT

This AMENDMENT NO. 8 TO CREDIT AGREEMENT (this “Amendment”) dated as of March 2, 2012 by and among ARCHIPELAGO LEARNING, LLC (formerly known as Study Island, LLC), a Delaware limited liability company (“Borrower”), the other persons designated as a “Credit Party” on the signature pages hereof, the financial institutions designated as “Lenders” on the signature pages hereof (collectively, the “Consenting Lenders”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Agent”), for itself as a Lender (including as Swingline Lender) and L/C Issuer and as Agent for Lenders. Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrower, the other Credit Parties, Agent and Lenders have entered into that certain Credit Agreement, dated as of November 16, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrower, Agent and Lenders have agreed to amend certain terms of the Credit Agreement as described herein.

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to Credit Agreement. Immediately upon the satisfaction of each of the applicable conditions precedent set forth in Section 3 of this Amendment, the following amendments to the Credit Agreement shall become effective as of the date hereof:

(a) Section 5.4(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(a) Loans by Archipelago International Holdings, Inc. directly to Archipelago Learning Holdings UK, Ltd. made on the Seventh Amendment Effective Date to consummate the Education City Acquisition, and any Permitted Refinancing thereof and any capital contribution of such loans by Archipelago International Holdings, Inc. to Archipelago Learning Holdings UK, Ltd.;”.

(b) Section 11.1 of the Credit Agreement is hereby amended by the addition of the following definitions, which shall be inserted in their proper alphabetical order:

“Eighth Amendment” means Amendment No. 8 to Credit Agreement, dated as of March 2, 2012, among the Borrower, the Agent and the Lenders signatory thereto.

“Eighth Amendment Effective Date” means the date on which the conditions set forth in Section Three of the Eighth Amendment are waived or satisfied.

Section 2. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Credit Party represents and warrants, which representations and warranties and covenants shall survive the execution and delivery of this Amendment, that:

(a) No Default; etc. No Default or Event of Default has occurred and is continuing after giving effect to this Amendment or would result from the execution or delivery of this Amendment or the consummation of the transactions contemplated hereby.

(b) Power and Authority; Authorization. Such Credit Party has the corporate (or equivalent) power and authority to execute and deliver this Amendment and to perform the terms and provisions of the Credit Agreement, as amended by this Amendment, and the execution and delivery by such Credit Party of this Amendment, and the performance by such Credit Party of its obligations hereunder and under the other Loan Documents has been duly authorized by all requisite corporate (or equivalent) action by such Credit Party.

(c) Execution and Delivery. Such Credit Party has duly executed and delivered this Amendment.

(d) Enforceability. This Amendment and the Credit Agreement, as amended by this Amendment, constitute the legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with their respective terms, except as enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ right generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

Section 3. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions prior to or concurrently with the effectiveness of the Amendment:

(a) execution and delivery of this Amendment by each Credit Party, Agent and the Required Lenders;

(b) each representation and warranty contained herein shall be true and correct in all material respects; and

(c) the Borrower shall have paid all other fees and other amounts due and payable by it under the Credit Agreement, including without limitation reimbursement or other payment of reasonable fees, costs and expenses owing to Latham & Watkins LLP and all other

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amounts required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and as separately agreed between the Agent and Borrower.

Section 4. Reference To And Effect Upon The Loan Documents.

(a) Except as specifically modified above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any Loan Documents, except as specifically set forth herein.

(c) Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

(d) This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

Section 5. Costs And Expenses. Borrower agrees to reimburse Agent for all reasonable and documented out-of-pocket costs and expenses incurred by Agent, including the reasonable and documented costs and expenses of one counsel to Agent for advice, assistance, or other representation in connection with this Agreement.

Section 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

Section 7. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

Section 8. Counterparts. This Agreement may be executed in any number of counterparts (including by means of facsimile transmission), each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:

ARCHIPELAGO LEARNING, LLC

By:	/s/ Malinda Passmore
Name:	Malinda Passmore
Title:	SVP Finance

OTHER CREDIT PARTIES

AL MIDCO, LLC

By:	/s/ Malinda Passmore
Name:	Malinda Passmore
Title:	SVP Finance

ARCHIPELAGO INTERNATIONAL HOLDINGS, INC.

By:	/s/ Malinda Passmore
Name: Malinda Passmore
Title: SVP Finance

EDUCATIONCITY INC.

By:	/s/ Malinda Passmore
Name: Malinda Passmore
Title: SVP Finance

[Signature Page to Amendment No. 8 to Credit Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender

By:	/s/ Nirmal B. Bivek
Name: Nirmal B. Bivek
Title: Duly Authorized Signatory

[Signature Page to Amendment No. 8 to Credit Agreement]

NEWSTAR TRUST 2005-1, By: NewStar Financial, Inc., its Servicer and Attorney in Fact as a Lender

By:	/s/ Richard Scott Poirier
Name: Richard Scott Poirier
Title: Managing Director

NEWSTAR COMMERCIAL LOAN TRUST 2006-1, By: NewStar Financial, Inc., as Servicer as a Lender

By:	/s/ Richard Scott Poirier
Name: Richard Scott Poirier
Title: Managing Director

NEWSTAR COMMERCIAL LOAN TRUST 2007-1,
By: NewStar Financial, Inc., as Servicer as a Lender

By:	/s/ Richard Scott Poirier
Name:	Richard Scott Poirier
Title:	Managing Director

NEWSTAR LOAN FUNDING LLC,
By: NewStar Financial, Inc., its Manager
as a Lender

By:	/s/ Richard Scott Poirier
Name:	Richard Scott Poirier
Title:	Managing Director

NEWSTAR CREDIT OPPORTUNITIES FUNDING II LTD.,
By: NewStar Financial, Inc., its Manager
as a Lender

By:	/s/ Richard Scott Poirier
Name:	Richard Scott Poirier
Title:	Managing Director

[Signature Page to Amendment No. 8 to Credit Agreement]

BMO CAPITAL MARKETS FINANCING, INC., as a Lender

By:	/s/ Katie Jones
Name: Katie Jones
Title: Managing Director

[Signature Page to Amendment No. 8 to Credit Agreement]